EX-99.B-77Q1(a)

SUB-ITEM 77Q1(a): Material amendments to the registrant’s charter or by-laws.

IVY FUNDS

Schedule A to Declaration of Trust, amended and effective February 26, 2013, was filed with the Securities and Exchange Commission by EDGAR on March 5, 2013 in Post-Effective Amendment No. 82 to the Registration Statement on Form N-1A, and is incorporated by reference herein.

IVY FUNDS

Supplement dated May 2, 2013 to the

Ivy Funds Prospectus dated July 31, 2012

and as supplemented September 12, 2012, December 3, 2012, January 2, 2013, January 7, 2013,

January 11, 2013, January 18, 2013 and April 8, 2013

The following replaces the “Portfolio Managers” section on page 50 for Ivy Global Bond Fund:

Portfolio Managers

Daniel J. Vrabac, Senior Vice President of IICO, and Mark G. Beischel, Senior Vice President and Global Director of Fixed Income of IICO, have managed the Fund since April 2008. Effective June 1, 2013, Mr. Vrabac is retiring from IICO and Mr. Beischel will become the sole portfolio manager of the Fund.

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Effective June 1, 2013, the third paragraph in the “Portfolio Management – Ivy Asset Strategy Fund” section on page 184 is deleted in its entirety.

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The following is added as a new paragraph at the end of the “Portfolio Management – Ivy Global Bond Fund” section on page 186:

Effective June 1, 2013, Mr. Vrabac is retiring from IICO and WRIMCO and Mr. Beischel will become the sole portfolio manager of the Fund.

IVY FUNDS

Supplement dated May 2, 2013 to the

Ivy Funds Class R Shares Prospectus

dated December 18, 2012

and as supplemented January 18, 2013

The following replaces the “Portfolio Managers” section on page 26 for Ivy Global Bond Fund:

Portfolio Managers

Daniel J. Vrabac, Senior Vice President of IICO, and Mark G. Beischel, Senior Vice President and Global Director of Fixed Income of IICO, have managed the Fund since April 2008. Effective June 1, 2013, Mr. Vrabac is retiring from IICO and Mr. Beischel will become the sole portfolio manager of the Fund.

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The following is added as a new paragraph at the end of the “Portfolio Management – Ivy Global Bond Fund” section on page 98:

Effective June 1, 2013, Mr. Vrabac is retiring from IICO and WRIMCO and Mr. Beischel will become the sole portfolio manager of the Fund.

IVY FUNDS

Supplement dated June 3, 2013 to the

Ivy Funds Statement of Additional Information

dated July 31, 2012

and as supplemented September 12, 2012, December 13, 2012, January 2, 2013, January 11, 2013,

January 18, 2013 and April 8, 2013

Effective June 1, 2013, the reference and information related to Daniel Vrabac in the table under the section entitled “Portfolio Managers – Portfolio Managers employed by IICO” on page 98 is deleted in its entirety.

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Effective June 1, 2013, the reference and information related to Daniel Vrabac in the tables under the section entitled “Portfolio Managers – Portfolio Managers employed by IICO – Ownership of Securities” on pages 100 and 101 is deleted in its entirety.

IVY FUNDS

Supplement dated June 3, 2013 to the

Ivy Funds Class R Shares Statement of Additional Information

dated December 18, 2012

and as supplemented January 18, 2013

Effective June 1, 2013, the reference and information related to Daniel Vrabac in the table under the section entitled “Portfolio Managers – Portfolio Managers employed by IICO” on page 76 is deleted in its entirety.

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Effective June 1, 2013, the reference and information related to Daniel Vrabac in the tables under the section entitled “Portfolio Managers – Portfolio Managers employed by IICO – Ownership of Securities” on page 78 is deleted in its entirety.

IVY FUNDS

Supplement dated July 2, 2013 to the

Ivy Funds Prospectus

dated July 31, 2012

and as supplemented September 12, 2012, December 3, 2012, January 2, 2013, January 7, 2013

January 11, 2013, January 18, 2013, April 8, 2013 and May 2, 2013

The following replaces the “Portfolio Manager” section on page 10 for Ivy Dividend Opportunities Fund:

Portfolio Manager

Cynthia P. Prince-Fox, Senior Vice President of IICO, has managed the Fund since July 2013.

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Effective July 2, 2013, IICO, the Fund’s investment adviser, assumed direct investment management responsibilities of Ivy Global Natural Resources Fund. All references to Mackenzie Financial Corporation (Mackenzie) where it appears in the Prospectus with respect to Ivy Global Natural Resources Fund are deleted.

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The following replaces the “Investment Adviser” section on page 135 for Ivy Global Natural Resources Fund:

Investment Adviser

The Fund is managed by Ivy Investment Management Company (IICO).

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The following replaces the “Portfolio Manager” section on page 135 for Ivy Global Natural Resources Fund:

Portfolio Manager

David P. Ginther, Senior Vice President of IICO, has managed the Fund since July 2013.

The following replaces the second and third paragraphs of the “Investment Subadvisers” disclosure in the “Management of the Funds” section on page 182:

Under an agreement between IICO and Mackenzie Financial Corporation (Mackenzie), 180 Queen Street West, Toronto, Ontario, Canada M5V 3K1, Mackenzie serves as investment subadviser to Ivy Cundill Global Value Fund. Mackenzie’s Cundill investment team provides investment advice to, and generally conducts the investment management program for, Ivy Cundill Global Value Fund. Mackenzie’s Cundill investment team is located at 200 Burrard Street, Ste. 400, Vancouver, British Columbia V6C 3L6. As of March 31, 2012, Mackenzie’s Cundill investment team had approximately $12.1 billion USD in assets under management. Mackenzie Investments was founded in 1967, and is a leading investment management firm in Toronto, providing investment advisory and related services, with approximately 64.5 billion USD in assets under management as of March 31, 2012.

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The following replaces the disclosure regarding the management of Ivy Dividend Opportunities Fund in the “Portfolio Management” section on page 185:

Ivy Dividend Opportunities Fund: Cynthia P. Prince-Fox is primarily responsible for the day-to-day management of Ivy Dividend Opportunities Fund. She has held her Fund responsibilities since July 2013. She is also the portfolio manager for Ivy Balanced Fund, and her biographical information is listed in the disclosure for Ivy Balanced Fund.

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The following replaces the disclosure regarding the management of Ivy Energy Fund in the “Portfolio Management” section on page 185:

Ivy Energy Fund: David P. Ginther is primarily responsible for the day-to-day management of Ivy Energy Fund. He has held his Fund responsibilities since the inception of Ivy Energy Fund in April 2006. Mr. Ginther is Senior Vice President of IICO and WRIMCO, Vice President of the Trust, and Vice President of other investment companies for which WRIMCO serves as investment manager. He has been an employee of WRIMCO since 1995. Mr. Ginther holds a BS degree in accounting from Kansas State University, and has earned the designation of Certified Public Accountant.

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The following replaces the disclosure regarding the management of Ivy Global Natural Resources Fund in the “Portfolio Management” section on page 186:

Ivy Global Natural Resources Fund: David P. Ginther is primarily responsible for the day-to-day management of Ivy Global Natural Resources Fund. He has managed the Fund since July 2013. He is also the portfolio manager for Ivy Energy Fund, and his biographical information is listed in the disclosure for Ivy Energy Fund.

IVY FUNDS

Supplement dated July 2, 2013 to the

Ivy Funds Class R Shares Prospectus

dated December 18, 2012

and as supplemented January 18, 2013 and May 2, 2013

The following replaces the “Portfolio Manager” section on page 8 for Ivy Dividend Opportunities Fund:

Portfolio Manager

Cynthia P. Prince-Fox, Senior Vice President of IICO, has managed the Fund since July 2013.

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The following replaces the disclosure regarding the management of Ivy Dividend Opportunities Fund in the “Portfolio Management” section on page 98:

Ivy Dividend Opportunities Fund: Cynthia P. Prince-Fox is primarily responsible for the day-to-day management of Ivy Dividend Opportunities Fund. She has held her Fund responsibilities since July 2013. She is also the portfolio manager for Ivy Balanced Fund, and her biographical information is listed in the disclosure for Ivy Balanced Fund.

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The following replaces the disclosure regarding the management of Ivy Energy Fund in the “Portfolio Management” section on page 98:

Ivy Energy Fund: David P. Ginther is primarily responsible for the day-to-day management of Ivy Energy Fund. He has held his Fund responsibilities since the inception of Ivy Energy Fund in April 2006. Mr. Ginther is Senior Vice President of IICO and WRIMCO, Vice President of the Trust, and Vice President of other investment companies for which WRIMCO serves as investment manager. He has been an employee of WRIMCO since 1995. Mr. Ginther holds a BS degree in accounting from Kansas State University, and has earned the designation of Certified Public Accountant.

IVY FUNDS

Supplement dated July 2, 2013 to the

Ivy Funds Statement of Additional Information

dated July 31, 2012

and as supplemented September 12, 2012, December 13, 2012, January 2, 2013, January 11, 2013,

January 18, 2013, April 8, 2013 and June 3, 2013

Effective July 2, 2013, IICO, the Fund’s investment adviser, assumed direct investment management responsibilities of Ivy Global Natural Resources Fund. All references to Mackenzie Financial Corporation (Mackenzie) and Fred Sturm where they appear in the SAI with respect to Ivy Global Natural Resources Fund are deleted. In addition, effective July 2, 2013, Cynthia P. Prince-Fox assumed investment management responsibilities for Ivy Dividend Opportunities Fund and David P. Ginther assumed investment management responsibilities for Ivy Global Natural Resources Fund.

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The following replaces the disclosures regarding David P. Ginther and Cynthia P. Prince-Fox in the “Portfolio Managers – Portfolio Managers employed by IICO” section on pages 95 and 97, respectively:

The following tables provide information relating to the portfolio managers of each of the Funds as of March 31, 2013:

David P. Ginther—Ivy Energy Fund

Ivy Global Natural Resources Fund*

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed**	6	2	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)**	$1,915.7	$82.8	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

*	Mr. Ginther assumed investment management responsibilities for Ivy Global Natural Resources Fund effective July 2, 2013.
**	This data includes Ivy Dividend Opportunities Fund (which Mr. Ginther managed until July 2, 2013), but does not include Ivy Global Natural Resources Fund, since Mr. Ginther was not the portfolio manager of Ivy Global Natural Resources Fund on March 31, 2013.

Cynthia P. Prince-Fox—Ivy Balanced Fund

Ivy Dividend Opportunities Fund*

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed**	3	0	1
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)**	$1,990.0	$0	$69.9
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

*	Ms. Prince-Fox assumed investment management responsibilities for Ivy Dividend Opportunities Fund effective July 2, 2013.
**	This data does not include Ivy Dividend Opportunities Fund, since Ms. Prince-Fox was not the portfolio manager of Ivy Dividend Opportunities Fund on March 31, 2013.

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The following replaces the disclosures regarding David P. Ginther and Cynthia P. Prince-Fox in the “Portfolio Managers – Portfolio Managers employed by IICO – Ownership of Securities” section on page 100:

Ownership of Securities

As of March 31, 2013, the dollar range of shares beneficially owned by each portfolio manager is:

	Fund(s) Managed in the Ivy Family of Funds	Dollar Range of Fund Shares Owned	Dollar Range of Shares Owned in Similarly Managed Funds within the Fund Complex	Dollar Range of Shares Owned in the Fund Complex
David P. Ginther	Ivy Energy	$0	$100,001 to $500,000	over $1,000,000
	Ivy Global Natural Resources*	$0	$0
Cynthia P. Prince-Fox	Ivy Balanced	$0	over $1,000,000	over $1,000,000
	Ivy Dividend Opportunities**	$0	$0

*	Mr. Ginther assumed investment management responsibilities for Ivy Global Natural Resources Fund effective July 2, 2013.
**	Ms. Prince-Fox assumed investment management responsibilities for Ivy Dividend Opportunities Fund effective July 2, 2013.

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The following replaces the disclosures regarding David P. Ginther and Cynthia P. Prince-Fox in the “Portfolio Managers – Portfolio Managers employed by IICO – Ownership of Securities” section on page 101:

With limited exceptions, a portion of each portfolio manager’s compensation is held in a deferred account, and deemed to be invested in funds within the Fund Complex. As of March 31, 2013, the dollar range of shares deemed owned by each portfolio manager is:

Manager	Fund(s) Managed in the Ivy Family of Funds	Dollar Range of Shares Deemed Owned in Fund(s) or Similarly Managed Style[1]	Dollar Range of Shares Deemed Owned in the Fund Complex
David P. Ginther	Ivy Energy	$10,001 to $50,000	$50,001 to $100,000
	Ivy Global Natural Resources*	$0
Cynthia P. Prince-Fox	Ivy Balanced	$500,001 to $1,000,000	$500,001 to $1,000,000
	Ivy Dividend Opportunities**	$0

[1]	Shares deemed to be owned in any Fund or similarly managed style within the Fund Complex which is managed by the portfolio manager.
*	Mr. Ginther assumed investment management responsibilities for Ivy Global Natural Resources Fund effective July 2, 2013.
**	Ms. Prince-Fox assumed investment management responsibilities for Ivy Dividend Opportunities Fund effective July 2, 2013.

IVY FUNDS

Supplement dated July 2, 2013 to the

Ivy Funds Class R Shares Statement of Additional Information

dated December 18, 2012

and as supplemented January 18, 2013 and June 3, 2013

Effective July 2, 2013, Cynthia P. Prince-Fox assumed investment management responsibilities for Ivy Dividend Opportunities Fund.

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The following replaces the disclosures regarding David P. Ginther and Cynthia P. Prince-Fox in the “Portfolio Managers – Portfolio Managers employed by IICO” section on pages 74 and 76, respectively:

The following tables provide information relating to the portfolio managers of each of the Funds as of March 31, 2013:

David P. Ginther—Ivy Energy Fund

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed*	6	2	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)*	$1,915.7	$82.8	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

*	This data includes Ivy Dividend Opportunities Fund (which Mr. Ginther managed until July 2, 2013).

Cynthia P. Prince-Fox—Ivy Balanced Fund

Ivy Dividend Opportunities Fund*

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed**	3	0	1
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)**	$1,990.0	$0	$69.9
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

*	Ms. Prince-Fox assumed investment management responsibilities for Ivy Dividend Opportunities Fund effective July 2, 2013.
**	This data does not include Ivy Dividend Opportunities Fund, since Ms. Prince-Fox was not the portfolio manager of Ivy Dividend Opportunities Fund on March 31, 2013.

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The following replaces the disclosures regarding David P. Ginther and Cynthia P. Prince-Fox in the “Portfolio Managers – Portfolio Managers employed by IICO – Ownership of Securities” section on pages 77 and 78, respectively:

Ownership of Securities

As of March 31, 2013, the dollar range of shares beneficially owned by each portfolio manager is:

	Fund(s) Managed in the Ivy Family of Funds	Dollar Range of Fund Shares Owned	Dollar Range of Shares Owned in Similarly Managed Funds within the Fund Complex	Dollar Range of Shares Owned in the Fund Complex
David P. Ginther	Ivy Energy	$0	$100,001 to $500,000	over $1,000,000
Cynthia P. Prince-Fox	Ivy Balanced	$0	over $1,000,000	over $1,000,000
	Ivy Dividend Opportunities*	$0	$0

*	Ms. Prince-Fox assumed investment management responsibilities for Ivy Dividend Opportunities Fund effective July 2, 2013.

*****

The following replaces the disclosures regarding David P. Ginther and Cynthia P. Prince-Fox in the “Portfolio Managers – Portfolio Managers employed by IICO – Ownership of Securities” section on page 78:

With limited exceptions, a portion of each portfolio manager’s compensation is held in a deferred account, and deemed to be invested in funds within the Fund Complex. As of March 31, 2013, the dollar range of shares deemed owned by each portfolio manager is:

Manager	Fund(s) Managed in the Ivy Family of Funds	Dollar Range of Shares Deemed Owned in Fund(s) or Similarly Managed Style[1]	Dollar Range of Shares Deemed Owned in the Fund Complex
David P. Ginther	Ivy Energy	$10,001 to $50,000	$50,001 to $100,000
Cynthia P. Prince-Fox	Ivy Balanced	$500,001 to $1,000,000	$500,001 to $1,000,000
	Ivy Dividend Opportunities*	$0	$0

[1]	Shares deemed to be owned in any Fund or similarly managed style within the Fund Complex which is managed by the portfolio manager.
*	Ms. Prince-Fox assumed investment management responsibilities for Ivy Dividend Opportunities Fund effective July 2, 2013.